                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the use in this Registration Statement of First Manistique Corporation on Form S-2 of our report dated February 9, 1996, included herein on the 1995 consolidated financial statements of First Manistique Corporation, included herein. We also consent to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.





                                             CROWE, CHIZEK AND COMPANY LLP


                                             /s/ CROWE, CHIZEK AND COMPANY LLP




Grand Rapids, Michigan
July 17 1996

                             Exhibit 23(b)-Page 1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the use in this Registration Statement of First Manistique Corporation on Form S-2 of our report dated January 5, 1996, included herein on the 1995 financial statements of South Range State Bank, included herein. We also consent to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.





                                             CROWE, CHIZEK AND COMPANY LLP


                                             /s/ CROWE, CHIZEK AND COMPANY LLP




Grand Rapids, Michigan
July 17, 1996

                             Exhibit 23(b)-Page 2